STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Details {2}
General and administrative expenses (includes director fees in the amount of $8, $5 and $6, for the years 2025, 2024 and 2023, respectively)	$ 23	$ 39	$ 38
Operating loss	(23)	(39)	(38)
Financial income, net	109	117	100
Net profit (loss)	$ 86	$ 78	$ 62
Per share data
Basic and diluted profit (loss)	$ 0.068	$ 0.062	$ 0.049
Basic and diluted	1,255,640	1,255,640	1,255,640